UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 18, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road
Calabasas Hills, California  91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated October 23, 2007, The Cheesecake Factory Incorporated announced financial results for the Company’s third quarter of fiscal 2007, which ended on October 2, 2007.

The full text of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

SECTION 8 — OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated October 19, 2007, The Cheesecake Factory Incorporated announced the opening of its 133rd Cheesecake Factory restaurant at the Natick Collection—the largest mall in New England—in Natick, Massachusetts, a suburb of Boston, on October 18, 2007.  The opening marks the Company’s 12th new restaurant opened in fiscal 2007.  The restaurant contains approximately 10,200 square feet and 285 seats.

The full text of this press release is attached as Exhibit 99.2 to this report and is herein incorporated by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                           Press release dated October 23, 2007 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2007; Company Announces Fiscal 2008 Growth Plan”

99.2                           Press release dated October 19, 2007 entitled, “The Cheesecake Factory Opens in Natick, Massachusetts”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2007	THE CHEESECAKE FACTORY INCORPORATED
	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit	Description
99.1 99.2

Press release dated October 23, 2007 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2007; Company Announces Fiscal 2008 Growth Plan”

Press release dated October 19, 2007 entitled, “The Cheesecake Factory Opens in Natick, Massachusetts”